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                                                                   Exhibit 10.39


                                OPTION AGREEMENT

THIS AGREEMENT made as of the 18th day of January, 2000

B E T W E E N:

                  LORAN NETWORK HOLDINGS CORPORATION INC., a corporation incorporated under the laws of Canada

                  (hereinafter called the "COMPANY")

                                                              OF THE FIRST PART;
                                     - and -

                  STEVEN DAUBER

                  (hereinafter called the "OPTIONEE")

                                                             OF THE SECOND PART.


WHEREAS the Company is a corporation incorporated under the laws of Canada;

AND WHEREAS the Optionee is an employee of the Company;

AND WHEREAS the Company and the Optionee wish to enter into this Agreement to provide for the granting by the Company to the Optionee of certain options to acquire shares in the capital of the Company;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of other good and valuable consideration and the sum of ONE DOLLAR ($1.00) now paid by the Optionee to the Company (the receipt and sufficiency of which are hereby acknowledged by the Company), it is agreed by and between the parties hereto as follows:

1.       DEFINITIONS

         a)       "EFFECTIVE DATE" means the 18th day of January, 2000;

         b)       "EMPLOYEE" means:

                  (i) any officer, director or employee of the Company or any subsidiary; and

                  (ii) any person or company engaged to provide ongoing management or consulting services for the Company or any subsidiary;

         c) "EXERCISE PERIOD" means the period commencing on the effective date and ending on the expiry date;


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         d)       "EXPIRY DATE" means the 18th day of January, 2007;

         e) "SHARES" means the Class B common non-voting shares without par value in the capital of the Company as constituted at the date of this Agreement, each, a "share".

2.       THE OPTION

         The Company, as of the date hereof, grants to the Optionee, and the Optionee hereby accepts, subject to the terms and conditions hereinafter set out, an irrevocable option to purchase at the time or times hereinafter set forth 100,000 shares (hereinafter referred, each, as an "Optioned Share", collectively, as the "Optioned Shares"), at a price of U.S.$1.64 per share (being the last established fair market value of the shares, less a discount of 15%, referred to hereinafter as the "Exercise Price") per Optioned Share.

3.       ENTITLEMENT TO EXERCISE THE OPTION

         a) Subject to section 6 hereof, no part of any option granted hereunder shall be exercisable by the Optionee prior to the first anniversary of the effective date hereunder. Thereafter, and subject to the terms and conditions hereinafter set forth, up to 33 1/3% of the original number of Optioned Shares may be exercised by the Optionee on or after each anniversary date of the effective date in each and every year and in any particular year.

                  For greater certainty, the Optionee may, subject to and in accordance with the terms contained herein, exercise the within option for the following Optioned Shares on or after the dates as set forth below:


================================================================================
      EXERCISE DATE (ON OR AFTER)          CUMULATIVE NO. OF OPTIONED SHARES
                                                  WHICH MAY BE ACQUIRED
--------------------------------------------------------------------------------
January 18, 2001                                       33,333
--------------------------------------------------------------------------------
January 18, 2002                                       33,333
--------------------------------------------------------------------------------
January 18, 2003                                       33,334
--------------------------------------------------------------------------------
                           TOTAL:                     100,000
================================================================================


                  Any options that are exercisable that are not exercised in any particular year may be carried forward to succeeding years up to and including the earlier of the expiry date or termination as provided for herein.

         b) The Optionee agrees that prior to and as a condition of the exercise by him of any option granted pursuant to this Agreement, the Optionee shall become a party to and be bound as an "Employee Shareholder" by the terms and conditions of the Unanimous Shareholders Agreement dated July 2, 1999, as amended from time to time, among all of the shareholders of the Company and the Company.


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4.       EXPIRY OF THE OPTION

         Subject to the terms and conditions hereinafter set forth, the option hereby granted shall remain in force from the effective date until the expiry date. On the expiry date, the option hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the option hereby granted has not then been exercised.

5.       TERMINATION OF EMPLOYMENT OR DEATH

         a) In the event of the termination by the Company without cause of the Optionee's employment with the Company, this option may be exercised for a period of 60 days after the date of such termination, after which period any portion of any options which remain unexercised shall terminate immediately and be of no force or effect. The number of Optioned Shares against which the option may be exercised pursuant to this Section 5(a) shall be that number of Optioned Shares in respect of which the Optionee would have been entitle to exercise his option at the end of the then-current calendar year.

         b) If the Optionee is terminated for cause, the Optionee's entitlement to exercise options hereunder shall cease after a period of 14 days and the employee's entitlements with respect to any Optioned Shares for which his or her rights have not previously been exercised shall terminate after a period of 14 days and shall thereafter be of no further force and effect.

         c) In the event of the death of the Optionee, any options granted to such Optionee may be exercised by the legal representatives of such Optionee for a period of 60 days from the date of death of such Optionee, after which period any portion of any options which remain unexercised shall terminate immediately and be of no force or effect.

6.       SALE OF SHARES OR ASSETS; CHANGE OF CONTROL

         a) If at any time when an option granted under this Agreement remains unexercised with respect to any Optioned Shares:

                  (i) a bona fide offer to purchase all of the issued shares of the Company is made by a third party;

                  (ii) the Company proposes to sell all or substantially all of its assets and undertaking or to merge, amalgamate or be absorbed by or into any other company (save and except for a subsidiary or subsidiaries of the Company) under any circumstances which involve or may involve or require the liquidation of the Company, a distribution of its assets among its shareholders, or the termination of its corporate existence; or

                  (iii) in the event of a change in control. A change in control shall mean the acquisition by a person of 51% or more of the issued and outstanding voting


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                           shares of the Company. For further certainty, change
                           of control shall not include an acquisition of shares from treasury by one or more financial purchasers;

                  (in each case a "Subject Transaction") all of the Optioned Shares shall become exercisable immediately prior to (and conditional upon the occurrence of) the closing of the Subject Transaction. The Company shall use its best efforts to provide the Optionee with at least 21 days' notice of the closing of a Subject Transaction.

         b) In the event that the Company concludes a Qualified IPO (as defined below) before the Optionee's right to purchase all of the Optioned Shares has vested pursuant to Section 3 hereof, then 50% of the then-remaining unvested Optioned Shares shall become exercisable immediately prior to (and conditional upon the occurrence of) the closing of the Qualified IPO. "Qualifed IPO", for the purposes hereof, means an initial public offering of the Company's common shares by way of a prospectus or registration statement, together with a listing of such shares on The Toronto Stock Exchange, NASDAQ or the New York Stock Exchange, which is made at a valuation of the Company (after closing the Qualified IPO) of at least U.S.$150,000,000.

7.       METHOD OF EXERCISE

         Subject to the provisions of this section 7 and sections 3, 5 and 6 hereof, options granted under this Agreement will be exercisable in whole or in part, and from time to time, by the Optionee giving a notice in writing addressed to the Company at its principal office in the City of Ottawa, Canada, and delivered to the C.E.O. of the Company, which notice shall specify therein the number of Optioned Shares in respect of which such notice is being exercised and shall be accompanied by payment (by certified cheque or banker's draft made payable to or to the order of the Company) in full of the exercise price for such number of Optioned Shares so specified therein. Upon any such exercise of option as aforesaid, the Company shall forthwith deliver to the Optionee (or as the Optionee may otherwise direct in a notice of exercise of option) within ten (10) days following receipt by the Company of any such notice of exercise of option a certificate or certificates in the name of the Optionee representing in the aggregate such number of Optioned Shares as the Optionee shall have then paid for.

8.       NECESSARY APPROVALS

         The obligation of the Company to issue and deliver the Optioned Shares in accordance with this Agreement and the option herein is subject to the approval of any regulatory authority (including but not limited to applicable stock exchanges and securities commission) having jurisdiction over the securities of the Company. If any or all of the Optioned Shares cannot be issued to the Optionee for any reason whatsoever, the obligation of the Company to issue such Optioned Shares shall terminate and any exercise price paid under the option granted pursuant to this Agreement to the Company will be returned by the Company to the Optionee. The Company agrees to make commercially reasonable efforts to ensure that Optioned Shares can be issued.


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                                     - 5 -


         The Company shall not be obligated to file any prospectus, offering memorandum, registration statement or other offering document with securities regulatory authorities in any jurisdiction in respect the option granted hereby in order to qualify for distribution to the Optionee of the Optioned Shares.

9.       GOVERNING LAW

         This Agreement shall be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein and shall be deemed to have been made in Ontario.

10.      ASSIGNMENTS

         This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns, and the Optionee and his legal representatives to the extent provided in section 5 hereof. This Agreement shall not be transferable or assignable by the Optionee or his legal representatives.

11.      ENTIRE AGREEMENT

         This Agreement, and the Unanimous Shareholder Agreement, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Agreement.

12.      AMENDMENTS AND WAIVERS

         No amendments to this Agreement shall be valid or binding unless made in writing by each of the parties hereto. No waiver of any breach of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, a waiver of any breach of this Agreement shall be limited to the specific breach waived.

13.      FURTHER ASSURANCES

         Each of the parties to this Agreement hereby covenants and agrees that is and its respective heirs, executors, administrators, successors and permitted assigns and nominees shall execute and deliver such further and other instruments, agreements and writings and do and cause to be done such other acts and things as may be necessary or desirable in order to give full effect to this Agreement.

14.      SEVERABILITY

         If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part


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         thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

15.      COUNTERPARTS AND FACSIMILE EXECUTION

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute the same agreement. This Agreement may be executed and delivered by telecopier, provided that actual executed copies of this Agreement shall be substituted forthwith after execution for the copies executed by telecopier.

16.      TIME OF THE ESSENCE

         Time shall be of the essence of this Agreement.

17.      NUMBER AND GENDER

         Words importing the singular include the plural and vice versa; and words importing gender include all genders.

IN WITNESS WHEREOF the Company and the Optionee have executed this Agreement.


                                      LORAN NETWORK HOLDINGS CORPORATION INC.



                                      Per:     /s/ LEIGHTON POWELL
                                               ---------------------------------
                                               Leighton Powell
                                               Chief Executive Officer


                                      Per:     /s/ D.A. Levy
                                               ---------------------------------
                                               David Levy
                                               Chairman



/s/ L. OESTREICH                               /s/ STEVEN DAUBER
---------------------------                    ---------------------------------
Witness                                        Steven Dauber


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                                    ADDENDUM
                         TO THE OPTION AGREEMENT BETWEEN
                     LORAN NETWORK HOLDING CORPORATION INC.
                         AND THE UNDERSIGNED OPTIONEE OF
                     LORAN NETWORK HOLDING CORPORATION INC.

         WHEREAS Loran Network Holding Corporation Inc. (the "Company") and the undersigned optionee of the Company (the "Optionee") entered into an agreement dated January 18, 2000 providing for the issuance to the Optionee of certain options to purchase Class B non-voting common shares in the capital of the Company (the "Agreement");

         AND WHEREAS in order to be fully effective in accordance with the terms of the Amended and Restated Unanimous Shareholders Agreement of the Company in effect as at the date hereof (the "USA"), the grant of options contemplated by the Agreement had to be made in accordance with the terms of the share option plan of the Company (the "Plan"), a copy of which is attached hereto as schedule "A";

         AND WHEREAS the Optionee and the Company have agreed to enter into this Addendum to the Agreement to clarify that the grant of options under the Agreement was made under, and subject to the terms and conditions of, the Plan;

         NOW THEREFORE, in consideration of the grant of options contained in the Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Optionee and the Company agree as follows:

1. The Optionee and the Company agree that (i) the Agreement shall be read and construed as being made in accordance with, and subject to the terms and conditions of, the Plan and (ii) the grant of options contemplated by the Agreement shall for all purposes be construed as a grant of options under, and subject to the terms and conditions of, the Plan.

2. The Optionee and the Company agree that, to the extent of any conflict between the terms of the Agreement and the terms of the Plan, the terms of the Plan shall govern and take precedence over the terms of the Agreement.

3.       This Addendum is governed by the laws of Ontario.


Dated this _________ day of __________________ , 2000.


                                       LORAN NETWORK HOLDINGS CORPORATION INC.



/s/ STEVEN DAUBER                      /s/ LEIGHTON POWELL
-------------------------              -----------------------------------------
Steven Dauber                          Leighton Powell
                                       C.E.O.

/s/ L. OESTREICH
-------------------------
Witness